UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2010

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of the Company was held on May 5, 2010.

(b)	There were a total of 11,103,781 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 9,715,035 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for three year terms:

	FOR # of votes	WITHHELD # of votes	BROKER NON-VOTES # of votes
Brian S. Charneski	8,632,281	87,058	995,696
Peter N. Fluetsch	8,647,185	72,154	995,696
Brian L. Vance	8,638,167	81,172	995,696

Based on the votes set forth above, Messrs. Charneski, Fluetsch and Vance were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2013 and until their respective successors have been duly elected and qualified.

The terms of Directors Daryl D. Jensen, Jeffrey S. Lyon, Donald V. Rhodes, Gary B. Christensen, John A. Clees, Kimberly T. Ellwanger and Philip S. Weigand continued.

Proposal 2. Advisory (Non-binding) approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
9,015,982	597,456	101,597	0

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2010. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
9,631,491	33,133	50,411	0

Based on the votes set forth above, the appointment of KPMG LLP as the Company’s independent auditors to serve for 2010 was duly ratified by the shareholders.

Proposal 4. Amendment of the Articles of Incorporation to increase the authorized number of shares of common stock from 15,000,000 to 50,000,000 shares. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
7,369,969	2,278,222	66,844	0

Based on the votes set forth above, the amendment of the Company’s Articles of Incorporation was approved by shareholders.

Proposal 5. Adoption of the Heritage Financial Corporation 2010 Omnibus Equity Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
7,928,058	663,353	127,928	995,696

Based on the votes set forth above, the Heritage Financial Corporation 2010 Omnibus Equity Plan was adopted by shareholders.

Proposal 6. Approval of a Shareholder Proposal (Non-binding) to Eliminate Classification of Terms of the Board of Directors to Require that all Directors Stand for Election Annually. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
4,936,556	3,674,193	108,590	995,696

Based on the votes set forth above, the shareholder proposal was approved by shareholders.

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 7, 2010

HERITAGE FINANCIAL CORPORATION

By:	/s/ BRIAN L. VANCE
Brian L. Vance
President and Chief Executive Officer